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                                                                   EXHIBIT 10.35

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                 NOTICE: THIS INSTRUMENT SECURES FUTURE ADVANCES
                 UNDER A REVOLVING CREDIT FACILITY THE PRIORITY OF WHICH DATE TO THE RECORDING DATE HEREOF. THIS INSTRUMENT PROVIDES FOR VARIABLE RATES OF INTEREST.


                         MORTGAGE AND SECURITY AGREEMENT
                            WITH ASSIGNMENT OF RENTS


                                   Dated as of

                               September 27, 2001,


                                      FROM


                      FLORISTS' TRANSWORLD DELIVERY, INC.,
                             a Michigan corporation,
                                formerly known as
                   FLORISTS' TRANSWORLD DELIVERY ASSOCIATION,
                      a Michigan not-for-profit corporation

                                       TO

                         HARRIS TRUST AND SAVINGS BANK,
            an Illinois banking corporation, as administrative agent
               for the Lenders hereinafter identified and defined


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                                             This instrument was prepared by and
                                             when recorded return to:

Daniel W. Baker
Chapman and Cutler
111 West Monroe Street
Chicago, Illinois 60603




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                         MORTGAGE AND SECURITY AGREEMENT
                            WITH ASSIGNMENT OF RENTS



         This Mortgage and Security Agreement with Assignment of Rents (the "Mortgage") dated as of September 27, 2001 from FLORISTS' TRANSWORLD DELIVERY, INC., a Michigan corporation, formerly known as FLORISTS' TRANSWORLD DELIVERY ASSOCIATION, a Michigan not-for-profit corporation, with its principal place of business and mailing address at 3113 Woodcreek Drive, Downers Grove, Illinois 60515 (hereinafter referred to as "Mortgagor"), to Harris Trust and Savings Bank, an Illinois banking corporation with its principal place of business at 111 West Monroe Street, Chicago, Illinois 60603 ("Harris"), acting as administrative agent hereunder for the Lenders hereinafter identified and defined (Harris acting as such agent and any successor or successors to Harris in such capacity being hereinafter referred to as "Mortgagee");


                          W I T N E S S E T H  T H A T:

         WHEREAS, Mortgagor and Harris (individually and as Administrative Agent for the Lenders identified and defined below) have entered into that certain Credit Agreement dated as of September 27, 2001 (such Credit Agreement, as the same may from time to time be amended, modified or restated, being hereinafter referred to as the "Credit Agreement"), pursuant to which Harris and other lenders which from time to time become party to the Credit Agreement (Harris and such other lenders being hereinafter referred to as the "Lenders" and individually as a "Lender") have agreed, subject to certain terms and conditions, to make available to Mortgagor (i) a revolving credit facility (the "Revolving Credit") with advances under the Revolving Credit to be evidenced by Revolving Notes of Mortgagor aggregating up to $85,000,000, payable to the order of the respective Lender named thereon and maturing in no event later than December 31, 2004 (the "Termination Date") and bearing interest thereon at the rates and payable at the times provided in the Credit Agreement (such promissory notes and any and all promissory notes issued in renewal thereof or in substitution or replacement therefor being hereinafter referred to collectively as the "Revolving Notes" and individually as a "Revolving Note") and (ii) a swing line (the "Swing Line"), with advances under the Swing Line, when combined with the principal amount of loans and letters of credit outstanding under the Revolving Credit, not to exceed $85,000,000 at any one time, and with such advances to be evidenced by a Swing Line Note of Mortgagor payable to the order of Harris and maturing in no event later than the Termination Date and bearing interest thereon at the rates and payable at the times provided in the Credit Agreement (such promissory note and any and all promissory notes issued in renewal thereof or in substitution or replacement therefor being hereinafter referred to as the "Swing Line Note"; and the Swing Line Note and Revolving Notes being hereinafter referred to collectively as the "Notes" and individually as a "Note");

         WHEREAS, pursuant to the terms of the Credit Agreement, one or more of the Lenders may from time to time issue letters of credit (the "Letters of Credit") for the account of Mortgagor with expiry dates on or before the Termination Date in an aggregate face amount which, when combined with the principal amount of loans outstanding under the Revolving Credit and Swing Line from time to time, shall not at any one time exceed $85,000,000;

         WHEREAS, pursuant to the terms of the Credit Agreement, any Lender or Lenders may, from time to time, assign to other Lenders portions of the indebtedness evidenced by the Notes then owned by such assigning Lender together with an equivalent proportion of such assigning Lender's obligation to make advances under the Credit Agreement and to participate in Letters of Credit (each such assignment being hereinafter referred to as an "Assignment");

         WHEREAS, in the event of each Assignment under the Credit Agreement, Mortgagor has agreed to execute and deliver to each new assignee Lender by reason of such Assignment new Notes evidencing that portion of the indebtedness so assigned to such new assignee Lender and advances to be thereafter made by such new assignee Lender pursuant to the Credit Agreement and to execute new Notes to such assigning Lender evidencing the portion of such indebtedness not so assigned and advances to be thereafter made by such assigning Lender pursuant to the Credit Agreement and it is the intention of the parties that all such new Notes constitute "Notes" for the purposes hereof;

         WHEREAS, Mortgagor may from time to time enter into one or more Hedging Agreements (as such term is defined in the Credit Agreement) with respect to, among other things, interest rate exchange, swap, cap, collar, floor or other similar agreements and one or more foreign currency contracts, currency swap contracts or other similar agreements with one or more of the Lenders party to the Credit Agreement, or their affiliates, for the purpose of hedging or otherwise protecting Mortgagor against changes in interest rates and foreign currency exposure (the liability of Mortgagor in respect of such agreements with such Lenders or their affiliates being hereinafter referred to as the "Hedging Liability");

         WHEREAS, as a condition to extending credit to Mortgagor under the Credit Agreement, the Lenders have required, among other things, that Mortgagor grant to Mortgagee a lien on and security interest in the real and personal property of Mortgagor described herein subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the execution and delivery by the Lenders of the Credit Agreement, and other good and valuable consideration, receipt whereof is hereby acknowledged, in order to secure (i) the payment of the principal and premium, if any, of and interest on the Notes as and when the same become due and payable (whether by lapse of time, acceleration or otherwise) and all advances now or hereafter made thereon, (ii) the payment of all sums due or owing with respect to the Hedging Liability,
(iii) the payment and performance of all obligations arising under any applications executed by Mortgagor in connection with any of the Letters of Credit, including the obligation of Mortgagor to reimburse Mortgagee for any draws under the Letters of Credit, (iv) the payment of all other indebtedness, obligations and liabilities which this Mortgage secures pursuant to any of its terms, and (v) the performance and observance of the covenants and agreements contained in this Mortgage, the Credit Agreement, the Notes and any other instrument or document securing any of the foregoing or setting forth terms and conditions applicable thereto (all of such indebtedness, obligations, agreements and liabilities described in clauses (i), (ii), (iii), (iv) and (v) above being hereinafter collectively




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referred to as the "indebtedness hereby secured"), Mortgagor does hereby grant, bargain, sell, convey, mortgage, warrant, assign, and pledge unto Mortgagee, its successors and assigns, and grant to Mortgagee, its successors and assigns a security interest in, all and singular the properties, rights, interests and privileges described in Granting Clauses I, II, III, IV, V, VI, and VII below, all of the same being collectively referred to herein as the "Mortgaged Premises":


                                GRANTING CLAUSE I

         That certain real estate lying and being in Downers Grove, County of DuPage, State of Illinois more particularly described in Schedule I attached hereto and made a part hereof.


                               GRANTING CLAUSE II

         All buildings and improvements of every kind and description heretofore or hereafter erected or placed on the property described in Granting Clause I and all materials intended for construction, reconstruction, alteration and repairs of the buildings and improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the premises immediately upon the delivery thereof to said real estate, and all fixtures, machinery, apparatus, equipment, fittings and articles of personal property of every kind and nature whatsoever now or hereafter attached to or contained in or used or useful in connection with said real estate and the buildings and improvements now or hereafter located thereon and the operation, maintenance and protection thereof, including but not limited to all machinery, motors, fittings, radiators, awnings, shades, screens, all gas, coal, steam, electric, oil and other heating, cooking, power and lighting apparatus and fixtures, all fire prevention and extinguishing equipment and apparatus, all cooling and ventilating apparatus and systems, all plumbing, incinerating, and sprinkler equipment and fixtures, all elevators and escalators, all communication and electronic monitoring equipment, all window and structural cleaning rigs and all other machinery and equipment of every nature and fixtures and appurtenances thereto and all items of furniture, appliances, draperies, carpets, other furnishings, equipment and personal property used or useful in the operation, maintenance and protection of said real estate and the buildings and improvements now or hereafter located thereon and all renewals or replacements thereof or articles in substitution therefor, whether or not the same are or shall be attached to said real estate, buildings or improvements in any manner, and all proceeds thereof; it being mutually agreed, intended and declared that all the aforesaid property shall, so far as permitted by law, be deemed to form a part and parcel of the real estate and, for the purpose of this Mortgage, to be real estate and covered by this Mortgage; and as to the balance of the property aforesaid, this Mortgage is hereby deemed to be as well a Security Agreement under the provisions of the Uniform Commercial Code of the State of Illinois for the purpose of creating hereby a security interest in said property, which is hereby granted by Mortgagor as debtor to Mortgagee as secured party, securing the indebtedness hereby secured. The addresses of Mortgagor (debtor) and Mortgagee (secured party) appear at the beginning hereof.




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                               GRANTING CLAUSE III

         All right, title and interest of Mortgagor now owned or hereafter acquired in and to all and singular the estates, tenements, hereditaments, privileges, easements, licenses, franchises, appurtenances and royalties, mineral, oil, and water rights belonging or in any way appertaining to the property described in the preceding Granting Clause I and the buildings and improvements now or hereafter located thereon and the reversions, rents, issues, revenues and profits thereof, including all interest of Mortgagor in all rents, issues and profits of the aforementioned property and all rents, issues, profits, revenues, royalties, bonuses, rights and benefits due, payable or accruing (including all deposits of money as advanced rent or for security) under any and all leases or subleases and renewals thereof, or under any contracts or options for the sale of all or any part of, said property (including during any period allowed by law for the redemption of said property after any foreclosure or other sale), together with the right, but not the obligation, to collect, receive and receipt for all such rents and other sums and apply them to the indebtedness hereby secured and to demand, sue for and recover the same when due or payable; provided that the assignments made hereby shall not impair or diminish the obligations of Mortgagor under the provisions of such leases or other agreements nor shall such obligations be imposed upon Mortgagee. By acceptance of this Mortgage, Mortgagee agrees, not as a limitation or condition hereof, but as a personal covenant available only to Mortgagor that until an Event of Default (as hereinafter defined) shall occur giving Mortgagee the right to foreclose this Mortgage, Mortgagor may collect, receive (but not more than 30 days in advance) and enjoy such rents.


                               GRANTING CLAUSE IV

         All judgments, awards of damages, settlements and other compensation heretofore or hereafter made resulting from condemnation proceedings or the taking of the property described in Granting Clause I or any part thereof or any building or other improvement now or at any time hereafter located thereon or any easement or other appurtenance thereto under the power of eminent domain, or any similar power or right (including any award from the United States Government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for the payment thereof), whether permanent or temporary, or for any damage (whether caused by such taking or otherwise) to said property or any part thereof or the improvements thereon or any part thereof, or to any rights appurtenant thereto, including severance and consequential damage, and any award for change of grade of streets (collectively, "Condemnation Awards").


                                GRANTING CLAUSE V

         All property and rights, if any, which are by the express provisions of this Mortgage required to be subjected to the lien hereof and any additional property and rights that may from time to time hereafter, by installation or writing of any kind, be subjected to the lien hereof by Mortgagor or by anyone in Mortgagor's behalf.




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

                               GRANTING CLAUSE VI

         All rights in and to common areas and access roads on adjacent properties heretofore or hereafter granted to Mortgagor and any after-acquired title or reversion in and to the beds of any ways, roads, streets, avenues and alleys adjoining the property described in Granting Clause I or any part thereof.


                               GRANTING CLAUSE VII

         All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquidated claims, including, without limitation, all proceeds of insurance.

         TO HAVE AND TO HOLD the Mortgaged Premises and the properties, rights and privileges hereby granted, bargained, sold, conveyed, mortgaged, warranted, pledged and assigned, and in which a security interest is granted, or intended so to be, unto Mortgagee, its successors and assigns, forever; provided, however, that this Mortgage is upon the express condition that if the principal of and interest on the Notes shall be paid in full and all other indebtedness hereby secured shall be fully paid and performed, all commitments contained in the Credit Agreement to extend credit thereunder shall have terminated and no Letter of Credit shall remain outstanding, then this Mortgage and the estate and rights hereby granted shall cease, determine and be void and this Mortgage shall be released by Mortgagee upon the written request and at the expense of Mortgagor, otherwise to remain in full force and effect.

         It is expressly understood and agreed that the indebtedness hereby secured will in no event exceed two hundred percent (200%) of (i) the total face amount of the Notes plus (ii) the total interest which may hereafter accrue under the Notes on such face amount plus (iii) any fees, costs or expenses which may be payable hereunder.

         Mortgagor hereby covenants and agrees with Mortgagee as follows:

         1. Payment of the Indebtedness. The indebtedness hereby secured will be promptly paid as and when the same becomes due.

         2. Further Assurances. Mortgagor will execute and deliver such further instruments and do such further acts as may be necessary or proper to carry out more effectively the purpose of this Mortgage and, without limiting the foregoing, to make subject to the lien hereof any property agreed to be subjected hereto or covered by the Granting Clauses hereof or intended so to be.

         3. Ownership of Mortgaged Premises. Mortgagor covenants and warrants that it is lawfully seized of and has good and marketable title to the Mortgaged Premises free and clear of all liens, charges and encumbrances whatever except those exceptions to title listed on Schedule II attached hereto (the "Permitted Exceptions") and Mortgagor has good right, full power and authority to convey, transfer and mortgage the same to Mortgagee for the uses and purposes set forth in this Mortgage; and Mortgagor will warrant and forever defend the title to the Mortgaged Premises subject to the Permitted Exceptions against all claims and demands whatsoever.

         4. Possession. Provided no Event of Default has occurred and is continuing hereunder, Mortgagor shall be suffered and permitted to remain in full possession, enjoyment and control of the Mortgaged Premises, subject always to the observance and performance of the terms of this Mortgage.

         5. Payment of Taxes. Mortgagor shall pay before any penalty attaches, all general taxes and all special taxes, special assessments, water, drainage and sewer charges and all other charges of any kind whatsoever, ordinary or extraordinary, which may be levied, assessed, imposed or charged on or against the Mortgaged Premises or any part thereof and which, if unpaid, might by law become a lien or charge upon the Mortgaged Premises or any part thereof, and shall, upon written request, exhibit to Mortgagee official receipts evidencing such payments, except that, unless and until foreclosure, distraint, sale or other similar proceedings shall have been commenced, no such charge or claim need be paid if being contested (except to the extent any full or partial payment shall be required by law), after notice to Mortgagee, by appropriate proceedings which shall operate to prevent the collection thereof or the sale or forfeiture of the Mortgaged Premises or any part thereof to satisfy the same, conducted in good faith and with due diligence and if Mortgagor shall have furnished such security, if any, as may be required in the proceedings or requested by Mortgagee.

         6. Payment of Taxes on Notes, Letters of Credit, Mortgage or Interest of Mortgagee. Mortgagor agrees that if any tax, assessment or imposition upon this Mortgage or the indebtedness hereby secured or the Notes or any of the Letters of Credit or the interest of Mortgagee in the Mortgaged Premises or upon Mortgagee by reason of or as a holder of any of the foregoing (including, without limitation, corporate privilege, franchise and excise taxes, but excepting therefrom any income tax on interest payments on the principal portion of the indebtedness hereby secured imposed by the United States or any state) is levied, assessed or charged, then, unless all such taxes are paid by Mortgagor to, for or on behalf of Mortgagee as they become due and payable (which Mortgagor agrees to do within three (3) days after written notice from Mortgagee, to the extent permitted by law), or Mortgagee is reimbursed for any such sum advanced by Mortgagee, all sums hereby secured shall become immediately due and payable, at the option of Mortgagee upon thirty (30) days' notice to Mortgagor, notwithstanding anything contained herein or in any law heretofore or hereafter enacted, including any provision thereof forbidding Mortgagor from making any such payment. Mortgagor agrees to exhibit to Mortgagee, upon request, official receipts showing payment of all taxes and charges which Mortgagor is required to pay hereunder.

         7. Recordation and Payment of Taxes and Expenses Incident Thereto. Mortgagor will cause this Mortgage, all mortgages supplemental hereto and any financing statement or other notice of a security interest required by Mortgagee at all times to be kept, recorded and filed at its own expense in such manner and in such places as may be required by law for the recording and filing or for the rerecording and refiling of a mortgage, security interest, assignment or other lien or charge upon the Mortgaged Premises, or any part thereof, in order fully to preserve and protect the rights of Mortgagee hereunder and, without limiting the foregoing, Mortgagor will pay or

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reimburse Mortgagee for the payment of any and all taxes, fees or other charges incurred in connection with any such recordation or rerecordation, including any documentary stamp tax, intangibles tax or tax imposed upon the privilege of having this instrument or any instrument issued pursuant hereto recorded.

         8. Insurance. Mortgagor will, at its expense, keep all buildings, improvements, equipment and other property now or hereafter constituting part of the Mortgaged Premises insured against loss or damage by fire, lightning, windstorm, explosion and such other risks as are usually included under extended coverage policies, or which are usually insured against by owners of like property, in amount sufficient to prevent Mortgagor or Mortgagee from becoming a co-insurer of any partial loss under applicable policies and in any event not less than the then full insurable value (actual replacement value without deduction for physical depreciation) thereof, as determined at the request of Mortgagee and at Mortgagor's expense by the insurer or insurers or by an expert approved by Mortgagee in its reasonable judgment, all under insurance policies payable, in case of loss or damage, to Mortgagee, such rights to be evidenced by the usual standard non-contributory form of mortgage clause to be attached to each policy. Mortgagor shall not carry separate insurance concurrent in kind or form and contributing in the event of loss, with any insurance required hereby. Mortgagor shall also obtain and maintain public liability, property damage and workmen's compensation insurance in each case in form and content reasonably satisfactory to Mortgagee and in amounts as are customarily carried by owners of like property and approved by Mortgagee in its reasonable judgment Mortgagor shall also obtain and maintain such other insurance with respect to the Mortgaged Premises in such amounts and against such insurable hazards as Mortgagee from time to time may reasonably require, including, without limitation, boiler and machinery insurance, insurance against flood risks, host liquor liability, and insurance against loss of rent due to fire and risks now or hereafter embraced by so-called "extended coverage." All insurance required hereby shall be maintained with good and responsible insurance companies reasonably satisfactory to Mortgagee and shall not provide for any deductible amount in excess of $100,000 not approved in writing by Mortgagee, shall provide that any losses shall be payable notwithstanding any act or negligence of Mortgagor, shall provide that no cancellation thereof shall be effective until at least thirty (30) days after receipt by Mortgagor and Mortgagee of written notice thereof, and shall be satisfactory to Mortgagee in all other respects. Upon the execution of this Mortgage and thereafter not less than fifteen (l5) days prior to the expiration date of any policy delivered pursuant to this Mortgage, Mortgagor will deliver to Mortgagee originals of any policy or renewal policy, as the case may be, required by this Mortgage, bearing notations evidencing the payment of all premiums. In the event of foreclosure, Mortgagor authorizes and empowers Mortgagee to effect insurance upon the Mortgaged Premises in amounts aforesaid for a period covering the time of redemption from foreclosure sale provided by law, and if necessary therefor to cancel any or all existing insurance policies.

         UNLESS MORTGAGOR PROVIDES MORTGAGEE WITH EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY THIS MORTGAGE, MORTGAGEE MAY PURCHASE INSURANCE AT MORTGAGOR'S EXPENSE TO PROTECT MORTGAGEE'S INTERESTS IN THE MORTGAGED PREMISES. THIS INSURANCE MAY, BUT NEED NOT, PROTECT MORTGAGOR'S INTERESTS IN THE MORTGAGED PREMISES. THE COVERAGE PURCHASED BY MORTGAGEE MAY NOT PAY ANY CLAIMS THAT MORTGAGOR MAKES OR ANY CLAIM THAT IS MADE AGAINST MORTGAGOR IN

CONNECTION WITH THE MORTGAGED PREMISES. MORTGAGOR MAY LATER CANCEL ANY SUCH INSURANCE PURCHASED BY MORTGAGEE, BUT ONLY AFTER PROVIDING MORTGAGEE WITH EVIDENCE THAT MORTGAGOR HAS OBTAINED INSURANCE AS REQUIRED BY THIS MORTGAGE. IF MORTGAGEE PURCHASES INSURANCE FOR THE MORTGAGED PREMISES, MORTGAGOR WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING INTEREST AND ANY OTHER CHARGES THAT MORTGAGEE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO THE INDEBTEDNESS HEREBY SECURED. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE MORTGAGOR MAY BE ABLE TO OBTAIN ON ITS OWN.

          9.    Damage to or Destruction of Mortgaged Premises.

                   (a) Notice. In case of any material damage to or destruction of the Mortgaged Premises or any part thereof, Mortgagor shall promptly give written notice thereof to Mortgagee, generally describing the nature and extent of such damage or destruction.

                   (b) Restoration. In case of any damage to or destruction of the Mortgaged Premises or any part thereof, Mortgagor, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for the purpose, at Mortgagor's expense, will, except to the extent that Mortgagee permits otherwise, promptly commence and complete (subject to unavoidable delays occasioned by strikes, lockouts, acts of God, inability to obtain labor or materials, governmental restrictions and similar causes beyond the reasonable control of Mortgagor) the restoration, replacement or rebuilding of the Mortgaged Premises as nearly as possible to its value, condition and character immediately prior to such damage or destruction.

                   (c) Adjustment of Loss. Mortgagor hereby authorizes Mortgagee, at Mortgagee's option, to adjust and compromise any losses under any insurance afforded, but unless Mortgagee elects to adjust the losses as aforesaid, said adjustment and/or compromise shall be made by Mortgagor, subject to final approval of Mortgagee in the case of losses exceeding $100,000.

                   (d) Application of Insurance Proceeds. Net insurance proceeds received by Mortgagee under the provisions of this Mortgage or any instruments supplemental hereto or thereto or under any policy or policies of insurance covering the Mortgaged Premises or any part thereof shall first be applied as a prepayment on the Notes (and Mortgagee is hereby irrevocably authorized and directed to make such an application whether or not the Notes or any other indebtedness hereby secured may then be due or otherwise adequately secured) and shall thereafter be applied to the reduction of any other indebtedness hereby secured; provided, however, that such proceeds shall be made available for the restoration of the portion of the Mortgaged Premises damaged or destroyed if written application for such use is made within thirty
         (30) days of receipt of such proceeds and the following conditions are satisfied to the reasonable satisfaction of the Mortgagee: (i) Mortgagor has in effect business interruption insurance covering the income to be lost during the restoration period as a result of the damage or destruction to the Mortgaged Premises or provides Mortgagee with other evidence satisfactory to it that Mortgagor has cash resources sufficient to pay its obligations during the restoration period; (ii) the effect of the damage to or destruction of the Mortgaged Premises giving rise to receipt of the insurance proceeds is not to terminate, or give a lessee the option to terminate, any lease of all or any portion of the Mortgaged Premises; (iii) no Event of Default, or event which, with the lapse of time, the giving of notice, or both, would constitute an Event of Default, shall have occurred or be continuing (and if such an event shall occur during restoration Mortgagee may, at its election, apply any insurance proceeds then remaining in its hands to the reduction of the indebtedness evidenced by the Notes and the other indebtedness hereby secured); (iv) Mortgagor shall have submitted to Mortgagee plans and specifications for the restoration which shall be reasonably satisfactory to it; and (v) Mortgagor shall submit to Mortgagee fixed price contracts with good and responsible contractors and materialmen covering all work and materials necessary to complete restoration and providing for a total completion price not in excess of the amount of insurance proceeds available for restoration, or, if a deficiency shall exist, Mortgagor shall have deposited the amount of such deficiency with Mortgagee. Any insurance proceeds to be released pursuant to the foregoing provisions may at the option of Mortgagee be disbursed from time to time as restoration progresses to pay for restoration work completed and in place and such disbursements may at Mortgagee's option be made directly to Mortgagor or to or through any contractor or materialman to whom payment is due or to or through a construction escrow to be maintained by a title insurer acceptable to Mortgagee. Mortgagee may impose such further conditions upon the release of insurance proceeds (including the receipt of title insurance) as are customarily imposed by prudent construction lenders to insure the completion of the restoration work free and clear of all liens or claims for lien. All title insurance charges and other reasonable costs and expenses paid to or for the account of Mortgagor in connection with the release of such insurance proceeds shall constitute so much additional indebtedness hereby secured to be payable upon three (3) days written notice to Mortgagor, with interest after such three-day period at the Default Rate (as hereinafter defined). Mortgagee may deduct any such costs and expenses from insurance proceeds at any time standing in its hands. If Mortgagor fails to request that insurance proceeds be applied to the restoration of the improvements or if Mortgagor makes such a request but fails to complete restoration within a reasonable time (subject to unavoidable delays occasioned by strikes, lockouts, acts of God, inability to obtain labor or materials, governmental restrictions and similar causes beyond the reasonable control of Mortgagor), Mortgagee shall have the right, but not the duty, to restore or rebuild said Mortgaged Premises or any part thereof for or on behalf of Mortgagor in lieu of applying said proceeds to the indebtedness hereby secured and for such purpose may do all necessary acts, including using funds deposited by Mortgagor as aforesaid and advancing additional funds for the purpose of restoration, all such additional funds to constitute part of the indebtedness hereby secured payable upon three (3) days written notice to Mortgagor, with interest after such three-day period at the Default Rate.

         10. Eminent Domain. Mortgagor acknowledges that Condemnation Awards have been assigned to Mortgagee, which awards Mortgagee is hereby irrevocably authorized to collect and receive, and to give appropriate receipts and acquittances therefor, and, at Mortgagee's option, to apply the same toward the payment of the amount owing on account of the indebtedness hereby secured in such order of application as Mortgagee may elect and whether or not the same may then be due and payable or otherwise adequately secured; provided, however, that a Condemnation Award in respect of any taking of a portion (but not all or any material portion) of the Mortgaged Premises shall be made available for the restoration of such Mortgaged Premises in the same manner and subject to the same conditions as are imposed on the release of insurance proceeds set forth in Section 9(d) hereof as if the Mortgaged Premises so taken were destroyed and the Condemnation Award for such taking was actually insurance proceeds in respect of the Mortgaged Premises so deemed as having been destroyed. In the event that any proceeds of a Condemnation Award shall be made available to Mortgagor for restoring the Mortgaged Premises so taken, Mortgagor hereby covenants to promptly commence and complete such restoration of the Mortgaged Premises as nearly as possible to its value, condition and character immediately prior to such taking. Mortgagor covenants and agrees that Mortgagor will give Mortgagee immediate notice of the actual or threatened commencement of any proceedings under condemnation or eminent domain affecting all or any part of the Mortgaged Premises including any easement therein or appurtenance thereof or severance and consequential damage and change in grade of streets, and will deliver to Mortgagee copies of any and all papers served in connection with any such proceedings. Mortgagor further covenants and agrees to make, execute and deliver to Mortgagee, at any time or times upon request, free, clear and discharged of any encumbrances of any kind whatsoever, any and all further assignments and/or instruments deemed necessary by Mortgagee for the purpose of validly and sufficiently assigning all awards and other compensation heretofore and hereafter to be made to Mortgagor for any taking, either permanent or temporary, under any such proceeding.

         11. Construction, Repair, Waste, Etc. Mortgagor agrees (i) that no building or other improvement on the Mortgaged Premises and constituting a part thereof shall be materially altered, removed or demolished nor shall any fixtures or appliances on, in or about said buildings or improvements be severed, removed, sold or mortgaged, without the consent of Mortgagee and in the event of the demolition or destruction in whole or in part of any of the fixtures, chattels or articles of personal property covered hereby, Mortgagor covenants that the same will be replaced promptly by similar fixtures, chattels and articles of personal property at least equal in quality and condition to those replaced, free from any security interest in or encumbrance thereon or reservation of title thereto; (ii) to permit, commit or suffer no waste, impairment or deterioration of the Mortgaged Premises or any part thereof; (iii) to keep and maintain said Mortgaged Premises and every part thereof in good repair and condition, typical of like properties with similar uses; (iv) to effect such repairs as Mortgagee may reasonably require and from time to time to make all needful and proper replacements and additions so that said buildings, fixtures, machinery and appurtenances will, at all times, be in good condition, typical of like properties with similar uses, and fit and proper for the respective purposes for which they were originally erected or installed; (v) to comply with all statutes, orders, requirements or decrees relating to the Mortgaged Premises by any federal, state or municipal authority; (vi) to observe and comply with all conditions and requirements necessary to preserve and extend any and all rights, licenses, permits (including, but not limited to, zoning variances, special exceptions and non-conforming uses), privileges, franchises and concessions which are applicable to the Mortgaged Premises or which have been granted to or contracted for by Mortgagor in connection with any existing or presently contemplated use of the Mortgaged Premises or any part thereof and not to initiate or acquiesce in any changes to or terminations of any of the foregoing or of zoning classifications affecting the use to which the Mortgaged Premises or any part thereof may be put without the prior written consent of Mortgagee; and (vii) to make no material alterations in or improvements or additions to the Mortgaged Premises except as required by governmental authority or as permitted by Mortgagee.

         12. Liens and Encumbrances. Mortgagor will not, without the prior written consent of Mortgagee, directly or indirectly, create or suffer to be created or to remain and will discharge or promptly cause to be discharged any mortgage, lien, encumbrance or charge on, pledge of, or conditional sale or other title retention agreement with respect to, the Mortgaged Premises or any part thereof, whether superior or subordinate to the lien hereof, except for this Mortgage and the Permitted Exceptions.

         13. Right of Mortgagee to Perform Mortgagor's Covenants, Etc. If Mortgagor shall fail to make any payment or perform any act required to be made or performed hereunder, Mortgagee, without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter, and subject only to such requirements to give notice as are specifically contained herein, make such payment or perform such act for the account and at the expense of Mortgagor, and may enter upon the Mortgaged Premises or any part thereof for such purpose and take all such action thereon as, in the opinion of Mortgagee, may be reasonably necessary or appropriate therefor. All sums so paid by Mortgagee and all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) so incurred, together with interest thereon from the date of payment or incurrence or, if later, from the end of any notice period required hereunder, at the Default Rate, shall constitute so much additional indebtedness hereby secured and shall be paid by Mortgagor to Mortgagee on demand or, if applicable, after any notice period required hereunder. Mortgagee in making any payment authorized under this Section relating to taxes or assessments may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim thereof. Mortgagee, in performing any act hereunder, shall be the sole judge of whether Mortgagor is required to perform same under the terms of this Mortgage.

         14. After-Acquired Property. Any and all property hereafter acquired which is of the kind or nature herein provided, or intended to be and become subject to the lien hereof, shall ipso facto, and without any further conveyance, assignment or act on the part of Mortgagor, become and be subject to the lien of this Mortgage as fully and completely as though specifically described herein; but nevertheless Mortgagor shall from time to time, if requested by Mortgagee, execute and deliver any and all such further assurances, conveyances and assignments as Mortgagee may reasonably require for the purpose of expressly and specifically subjecting to the lien of this Mortgage all such property.

         15. Inspection by Mortgagee. Mortgagee, any Lender, their respective representatives and any participant in the indebtedness hereby secured shall have the right, upon prior notice to Mortgagor, to inspect the Mortgaged Premises at all reasonable times, and access thereto shall be permitted for that purpose.

         16. Subrogation. Mortgagor acknowledges and agrees that Mortgagee shall be subrogated to any lien discharged out of the proceeds of any extension of credit evidenced by the Notes or out of any advance by Mortgagee hereunder, irrespective of whether or not any such lien may have been released of record.

         17. Events of Default. Any one or more of the following shall constitute an "Event of Default" hereunder:

                   (a) an "Event of Default" (as defined therein) shall occur under the Credit Agreement; or

                   (b) the Mortgaged Premises or any part thereof shall be sold, transferred, or conveyed, whether voluntarily or involuntarily, by operation of law or otherwise, except for sales of obsolete, worn out or unusable fixtures or personal property which are concurrently replaced with similar fixtures or personal property at least equal in quality and condition to those sold and owned by Mortgagor free of any lien, charge or encumbrance other than the lien hereof; or

                   (c) any indebtedness secured by a lien or charge on the Mortgaged Premises or any part thereof is not paid when due or proceedings are commenced to foreclose or otherwise realize upon any such lien or charge or to have a receiver appointed for the property subject thereto or to place the holder of such indebtedness or its representative in possession thereof; or

                   (d)     the Mortgaged Premises is abandoned.

         18. Remedies. When any Event of Default has happened and is continuing (regardless of the pendency of any proceeding which has or might have the effect of preventing Mortgagor from complying with the terms of this instrument and of the adequacy of the security for the indebtedness hereby secured) and in addition to such other rights as may be available under applicable law, but subject at all times to any mandatory legal requirements:

                   (a) Acceleration. Mortgagee may, by written notice to Mortgagor, declare the Notes and all unpaid indebtedness hereby secured, including the reimbursement obligations in connection with Letters of Credit and any interest then accrued on the indebtedness hereby secured, to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without other notice or demand of any kind.

                   (b) Uniform Commercial Code. Mortgagee shall, with respect to any part of the Mortgaged Premises constituting property of the type in respect of which realization on a lien or security interest granted therein is governed by the Uniform Commercial Code, have all the rights, options and remedies of a secured party under the Uniform Commercial Code of Illinois, including without limitation, the right to the possession of any such property, or any part thereof, and the right to enter without legal process any premises where any such property may be found. Any requirement of said Uniform Commercial Code for reasonable notification shall be met by mailing written notice to

         Mortgagor at its address above set forth at least l0 days prior to the sale or other event for which such notice is required. The costs and expenses of retaking, selling, and otherwise disposing of said property, including attorneys' fees and legal expenses incurred in connection therewith, shall constitute so much additional indebtedness hereby secured and shall be payable upon demand with interest at the Default Rate.

                   (c) Foreclosure. Mortgagee may proceed to protect and enforce the rights of Mortgagee hereunder (i) by any action at law, suit in equity or other appropriate proceedings, whether for the specific performance of any agreement contained herein, or for an injunction against the violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law, or (ii) by the foreclosure of this Mortgage.

                   (d) Appointment of Receiver. Mortgagee shall, as a matter of right, without notice and without giving bond to Mortgagor or anyone claiming by, under or through it, and without regard to the solvency or insolvency of Mortgagor or the then value of the Mortgaged Premises, be entitled to have a receiver appointed of all or any part of the Mortgaged Premises and the rents, issues and profits thereof, with such power as the court making such appointment shall confer, and Mortgagor hereby consents to the appointment of such receiver and shall not oppose any such appointment. Any such receiver may, to the extent permitted under applicable law, without notice, enter upon and take possession of the Mortgaged Premises or any part thereof by force, summary proceedings, ejectment or otherwise, and may remove Mortgagor or other persons and any and all property therefrom, and may hold, operate and manage the same and receive all earnings, income, rents, issues and proceeds accruing with respect thereto or any part thereof, whether during the pendency of any foreclosure or until any right of redemption shall expire or otherwise.

                   (e) Taking Possession, Collecting Rents, Etc. Mortgagee may enter and take possession of the Mortgaged Premises or any part thereof and manage, operate, insure, repair and improve the same and take any action which, in Mortgagee's judgment, is necessary or proper to conserve the value of the Mortgaged Premises. Mortgagee may also take possession of, and for these purposes use, any and all personal property contained in the Mortgaged Premises and used in the operation, rental or leasing thereof or any part thereof. Mortgagee shall be entitled to collect and receive all earnings, revenues, rents, issues and profits of the Mortgaged Premises or any part thereof (and for such purpose Mortgagor does hereby irrevocably constitute and appoint Mortgagee its true and lawful attorney-in-fact for it and in its name, place and stead to receive, collect and receipt for all of the foregoing, Mortgagor irrevocably acknowledging that any payment made to Mortgagee hereunder shall be a good receipt and acquittance against Mortgagor to the extent so made) and to apply same to the reduction of the indebtedness hereby secured. The right to enter and take possession of the Mortgaged Premises and use any personal property therein, to manage, operate and conserve the same, and to collect the rents, issues and profits thereof, shall be in addition to all other rights or remedies of Mortgagee hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. The reasonable costs and expenses (including any reasonable receiver's fees, counsels' fees, costs and agent's compensation) incurred pursuant to the powers herein contained shall be so much additional indebtedness hereby secured which Mortgagor promises to pay upon demand together with interest at the Default Rate. Mortgagee shall not be liable to account to Mortgagor for any action taken pursuant hereto other than to account for any rents actually received by Mortgagee. Without taking possession of the Mortgaged Premises, Mortgagee may, in the event the Mortgaged Premises becomes vacant or is abandoned, take such steps as it deems reasonably appropriate to protect and secure the Mortgaged Premises (including hiring watchmen therefor) and all reasonable costs incurred in so doing shall constitute so much additional indebtedness hereby secured payable upon demand with interest thereon at the Default Rate.

         19. Waiver of Right to Redeem From Sale -- Waiver of Appraisement, Valuation, Etc. Mortgagor shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws," now existing or hereafter enacted in order to prevent or hinder the enforcement or foreclosure of this Mortgage, but hereby waives the benefit of such laws. Mortgagor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Mortgaged Premises marshalled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Mortgaged Premises sold as an entirety. In the event of any sale made under or by virtue of this Mortgage, the whole of the Mortgaged Premises may be sold in one parcel as an entirety or in separate lots or parcels at the same or different times, all as the Mortgagee may determine. Mortgagee or any Lender shall have the right to become the purchaser at any sale made under or by virtue of this Mortgage and Mortgagee or any Lender so purchasing at any such sale shall have the right to be credited upon the amount of the bid made therefor by Mortgagee or such Lender with the amount payable to Mortgagee or such Lender out of the net proceeds of such sale. In the event of any such sale, the Notes and the other indebtedness hereby secured, if not previously due, shall be and become immediately due and payable without demand or notice of any kind. Mortgagor hereby waives any and all rights of redemption prior to or from sale under any order or decree of foreclosure pursuant to rights herein granted, on behalf of Mortgagor, and each and every person acquiring any interest in, or title to the Mortgaged Premises described herein subsequent to the date of this Mortgage, and on behalf of all other persons to the extent permitted by applicable law.

         20. Costs and Expenses of Foreclosure. In any suit to foreclose the lien hereof there shall be allowed and included as additional indebtedness in the decree for sale all reasonable expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for attorneys' fees, appraisers' fees, environmental auditors' fees, outlays for documentary and expert evidence, stenographic charges, publication costs and costs (which may be estimated as the items to be expended after the entry of the decree) of procuring all such abstracts of title, title searches and examination, guarantee policies, Torrens certificates and similar data and assurances with respect to title as Mortgagee may deem to be reasonably necessary either to prosecute any foreclosure action or to evidence to the bidder at any sale pursuant thereto the true condition of the title to or the value of the Mortgaged Premises, all of which expenditures shall become so much additional indebtedness hereby secured which Mortgagor agrees to pay and all of such shall be immediately due and payable with interest thereon from the date of expenditure until paid at the Default Rate.

         21. Application of Proceeds. The proceeds of any foreclosure sale of the Mortgaged Premises or of any sale of property pursuant to Section 18(b) hereof shall be distributed in the following order of priority: First, on account of all costs and expenses incident to the foreclosure or other proceedings including all such items as are mentioned in Sections 18(b) and 20 hereof; Second, to all other items which under the terms hereof constitute indebtedness hereby secured in addition to that evidenced by the Notes with interest thereon as herein provided; Third, to all principal of and interest on the Notes with any overplus to whomsoever Mortgagee shall reasonably determine to be lawfully entitled to the same.

         22. Deficiency Decree. If at any foreclosure proceeding the Mortgaged Premises shall be sold for a sum less than the total amount of indebtedness for which judgment is therein given, the judgment creditor shall be entitled to the entry of a deficiency decree against Mortgagor and against the property of Mortgagor for the amount of such deficiency; and Mortgagor does hereby irrevocably consent to the appointment of a receiver for the Mortgaged Premises and the property of Mortgagor and of the rents, issues and profits thereof after such sale and until such deficiency decree is satisfied in full.

         23. Mortgagee's Remedies Cumulative -- No Waiver. No remedy or right of Mortgagee shall be exclusive of any other right or remedy but shall be cumulative and in addition to every other remedy or right now or hereafter existing at law or in equity or by statute or otherwise. No delay in the exercise or omission to exercise any remedy or right accruing on any default shall impair any such remedy or right or be construed to be a waiver of any such default or acquiescence therein, nor shall it affect any subsequent default of the same or a different nature. Every such remedy or right may be exercised concurrently or independently, and when and as often as may be deemed expedient by Mortgagee.

         24. Mortgagee or any Lender Party to Suits. If Mortgagee or any Lender shall be made a party to or shall intervene in any action or proceeding affecting the Mortgaged Premises or the title thereto or the interest of Mortgagee or any Lender under this Mortgage (including probate and bankruptcy proceedings), or if Mortgagee or any Lender employs an attorney to collect any or all of the indebtedness hereby secured or to enforce any of the terms hereof or realize hereupon or to protect the lien hereof, or if Mortgagee or any Lender shall incur any costs or expenses in preparation for the commencement of any foreclosure proceedings or for the defense of any threatened suit or proceeding which reasonably would be expected to affect the Mortgaged Premises or the security hereof, whether or not any such foreclosure or other suit or proceeding shall be actually commenced, then in any such case, Mortgagor agrees to pay to Mortgagee or such Lender, promptly after request therefor, all reasonable costs, charges, expenses and attorney's fees incurred by Mortgagee or such Lender in any such case, and the same shall constitute so much additional indebtedness hereby secured payable upon ten (10) days written notice to Mortgagor, with interest at the Default Rate after such ten-day period.

         25. Modifications Not to Affect Lien. Mortgagee, without notice to anyone (except the Lenders), and without regard to the consideration, if any, paid therefor, or the presence of other liens on the Mortgaged Premises, may, at the direction of the Lenders, release any part of the Mortgaged Premises or any person liable for any of the indebtedness hereby secured, may extend the time of payment of any of the indebtedness hereby secured and may grant waivers or other indulgences with respect hereto and thereto, and may agree with Mortgagor to modifications to the terms and conditions contained herein or otherwise applicable to any of the indebtedness hereby secured (including modifications in the rates of interest applicable thereto), without in any way affecting or impairing the liability of any party liable upon any of the indebtedness hereby secured or the priority of the lien of this Mortgage upon all of the Mortgaged Premises not expressly released, and any party acquiring any direct or indirect interest in the Mortgaged Premises shall take same subject to all of the provisions hereof.

         26. Notices. All communications provided for herein shall be in writing and shall be deemed to have been given when delivered personally or mailed by first class mail, postage prepaid, addressed, if to Mortgagor or Mortgagee at their addresses as shown at the beginning of this Mortgage or at such other address as shall be designated by any such party in a written notice given to such other such party pursuant to this Section.

         27. Revolving Credit Loans. This Mortgage is given to secure, among other things, revolving credit loans and shall secure not only presently existing indebtedness under the Credit Agreement but also future advances, whether such advances are obligatory or to be made at the option of Mortgagee, or otherwise, as are made within twenty (20) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Mortgage, although there may be no advance made at the time of execution of this Mortgage and although there may be no indebtedness hereby secured outstanding at the time any advance is made. The lien of this Mortgage shall be valid as to all indebtedness hereby secured, including future advances, from the time of its filing for record in the recorder's or registrar's office in the county in which the Mortgaged Premises are located. The total amount of indebtedness hereby secured may increase or decrease from time to time, but the total unpaid balance of indebtedness hereby secured (including disbursements which Mortgagee may make under this Mortgage, the Credit Agreement or any other documents related thereto) at any one time outstanding shall not exceed a maximum principal amount of One Hundred Seventy Million Dollars ($170,000,000) plus interest thereon and any disbursements made for payment of taxes, special assessments or insurance on the Mortgaged Premises and interest on such disbursements (all such indebtedness being hereinafter referred to as the "maximum amount secured hereby"). This Mortgage shall be valid and have priority over all subsequent liens and encumbrances, including statutory liens, excepting solely taxes and assessments levied on the Mortgaged Premises, to the extent of the maximum amount secured hereby.

         28. Other Security Documents. Mortgagor acknowledges that, in addition to this Mortgage, other security documents (the aforesaid being together called the "Other Security Documents") also secure the indebtedness evidenced by the Notes and certain of the other indebtedness hereby secured. Mortgagor agrees that the lien of this Mortgage shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Mortgagee or any other holder of any of the indebtedness hereby secured, and without limiting the generality of the foregoing, the lien and security hereof shall not be impaired by any acceptance by Mortgagee or any other holder of any of the indebtedness hereby secured of any security for or guarantors upon any of the indebtedness hereby secured or by any failure, neglect or omission on the part of Mortgagee or any other holder of any of the indebtedness hereby secured to realize upon or protect any of the indebtedness hereby secured or any collateral or security therefor including the Other Security Documents. The lien and security interest hereof shall not in any manner be impaired or affected by any release (except as to the property released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the indebtedness hereby secured, or of any of the collateral or security therefor, including, without limitation, the Other Security Documents or of any guaranty thereof, or of any instrument or agreement setting forth the terms and conditions pertaining to any of the foregoing. Mortgagee may at its discretion foreclose, exercise any power of sale, or exercise any other remedy available to it under any or all of the Other Security Documents without first exercising or enforcing any of its rights and remedies hereunder. Such exercise of Mortgagee's rights and remedies under any or all of the Other Security Documents shall not in any manner impair the indebtedness hereby secured, except to the extent of payment, or the lien of this Mortgage and any exercise of the rights or remedies of the Mortgagee hereunder shall not impair the lien of any of the Other Security Documents or any of Mortgagee's rights and remedies thereunder. Mortgagor specifically consents and agrees that Mortgagee may exercise its rights and remedies hereunder and under the Other Security Documents separately or concurrently and in any order that it may deem appropriate.

         29. Default Rate. For purposes of this Mortgage, the term "Default Rate" means, for any day, the rate per annum determined by adding 2% to the sum of the Applicable Margin for Base Rate Loans (as defined in the Credit Agreement) outstanding under the Revolving Credit as from time to time in effect plus the Base Rate as from time to time in effect (as defined in the Credit Agreement), with any change in such rate per annum as so determined by reason of a change in the Base Rate to become effective on the date of such change in the Base Rate.

         30. Governing Law. This Mortgage shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to principles of conflicts of laws.

         31. Partial Invalidity. All rights, powers and remedies provided herein are intended to be limited to the extent necessary so that they will not render this Mortgage invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. If any term of this Mortgage shall be held to be invalid, illegal or unenforceable, the validity and enforceability of the other terms of this Mortgage shall in no way be affected thereby.

         32. Agent. Mortgagee has been appointed as agent pursuant to the Credit Agreement. In acting under or by virtue of this Mortgage, Mortgagee shall be entitled to all the rights, authority, privileges and immunities provided in the Credit Agreement (including, without limitation, Section 11 of the Credit Agreement), all of which provisions are incorporated by reference herein with the same force and effect as if set forth herein. Mortgagee hereby disclaims any representation or warranty to Lenders concerning the perfection of the mortgage lien and security interest granted hereunder or the value of the Mortgaged Premises.

         33. Restrictions on Lenders' Right to Enforce. No Lender shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure of this Mortgage or for the execution of any trust or power hereof or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Mortgage; it being understood and intended that no one or more of the Lenders shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Mortgage by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by Mortgagee in the manner herein provided and for the ratable benefit of the Lenders.

         34. Successors and Assigns. Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all the covenants, promises and agreements in this Mortgage contained by or on behalf of Mortgagor, or by or on behalf of Mortgagee, shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

         35. Headings. The headings in this instrument are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

         36. Changes, Etc. This instrument and the provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, Mortgagor has caused these presents to be signed and sealed the day and year first above written.


                                             FLORISTS' TRANSWORLD DELIVERY, INC.



                                             By________________________________
                                             Name______________________________
                                             Title_____________________________

         Accepted and agreed to as of the date first above written.


                                             HARRIS TRUST AND SAVINGS BANK, as
                                               Administrative Agent



                                             By
                                                Name___________________________
                                                Title__________________________

STATE OF ILLINOIS          )
                           )  SS
COUNTY OF ______           )

         The foregoing instrument was acknowledged before this ____ day of _________, 2001 by ______________________________, ______________________ of
Florists' Transworld Delivery, Inc., a Michigan corporation, on behalf of said corporation.



                                        ________________________________________
                                                     Notary Public




                                        ________________________________________
                                                 (Type or Print Name)




(SEAL)

STATE OF ILLINOIS          )
                           )  SS
COUNTY OF COOK             )


         The foregoing instrument was acknowledged before me this ____ day of _________, 2001 by ______________________________, ______________________ of
Harris Trust and Savings Bank, an Illinois banking corporation, on behalf of said corporation.



                                        ________________________________________
                                                     Notary Public




                                        ________________________________________
                                                 (Type or Print Name)




(SEAL)

                                   SCHEDULE I


                                LEGAL DESCRIPTION


LOTS 1 AND 2 IN ESCHEM SUBDIVISION OF LOT 7 IN THE WOODCREEK BUSINESS PARK, BEING A SUBDIVISION OF LOT 7 IN WOODCREEK BUSINESS PARK RESUBDIVISION OF LOTS 1 THROUGH 14 AND VACATED EDGEBROOK PLACE, ALL IN WOODCREEK BUSINESS PARK, BEING A SUBDIVISION OF PARTS OF SECTIONS 25 AND 36, TOWNSHIP 39 NORTH, RANGE 10, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT OF SAID ESCHEM SUBDIVISION OF LOT 7 IN THE WOODCREEK BUSINESS PARK, RECORDED OCTOBER 22, 1985 AS DOCUMENT R85-91342 AND CERTIFICATE OF CORRECTION RECORDED DECEMBER 2, 1985 AS DOCUMENT R85-105018, IN DUPAGE COUNTY, ILLINOIS.
















Address:      3113 Woodcreek Drive
              Downers Grove, Illinois  60515

PIN:          05-36-202-011
              05-36-202-012

                                   SCHEDULE II

                              PERMITTED EXCEPTIONS

                        [FROM SCHEDULE B OF TITLE POLICY]